                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

         Current Report Pursuant to Section 13 or 15 (d) of
                 The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11,
2004



                          KAMAN CORPORATION
         (Exact name of issuer as specified in its charter)





Connecticut                      0-1093           06-0613548
(State or other jurisdictions    (Commission      (I.R.S.
of Incorporation)                File Number)     Employer
                                                  Identification
                                                  No.)




                       1332 Blue Hills Avenue
                        Bloomfield, CT 06002
              (Address of principal executive offices)

       Registrant's telephone number, including area code:
                           (860)243-7100

                           Not Applicable
    (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

   (c)   Exhibits

         The following document is furnished as an Exhibit pursuant to Items 9 and 12 hereof:

         Exhibit 99.1 - Press Release of the Company regarding financial performance for the quarter and year ended
         December 31, 2003, dated February 11, 2004.


Item 9.  Regulation FD Disclosure
         See Item 12 below.


Item 12. Results of Operations and Financial Condition

On February 11, 2004, the Company issued a press release describing the Company's financial results for the quarter and year ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference

All of the information furnished in this report and the accompanying exhibits shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf, by the undersigned, thereunto duly authorized.


                                 KAMAN CORPORATION


                                 /s/Robert M. Garneau
                                 Executive Vice President
                                 and Chief Financial
                                 Officer



Dated: February 11, 2004

                            EXHIBIT INDEX




   Exhibit          Description

    99.1            Press Release of the Company, dated
                    February 11, 2004